                                   March 31, 1998


Mr. Graham D. G. Poole
Commonwealth Development Corporation ("CDC")
One Besborough Gardens
London, SW 1 2JQ
UNITED KINGDOM

Mr. Roger Peltzer
DEG - Deutsch Investitions- und
Entwicklungsgesellschaft mbH ("DEG")
BelvederstrsBe 40
D-50933 Koln 41 (Mungersdorf)
FEDERAL REPUBLIC OF GERMANY

Mr. Clement K. Miller
Export-Import Bank of the United States ("ExIm Bank")
811 Vermont Avenue, N.W.
Washington, D.C. 20571

Mr. Nguyen Dinh Hung
International Finance Corporation ("IFC")
2121 Pennsylvania Avenue, N.W.
Washington, D.C. 20433

Mr. John Aldonas
Overseas Private Investment Corporation ("OPIC")
1100 New York Avenue, N.W.
Washington, D.C. 20527

Re: SIERRA RUTILE LIMITED - EXTENSION OF FORBEARANCE LETTER DATED DECEMBER 15, 1995 AS PREVIOUSLY AMENDED ON DECEMBER 19, 1996, JUNE 30,1997 AND SEPTEMBER 30, 1997, AND DECEMBER 30, 1997.

Gentlemen:

1. We refer to the Forbearance Letter dated December 15, 1995, as previously amended on December 19, 1996, on June 30, 1997 on September 30, 1997 and on December 30, 1997 (the "Forbearance Letter") by and among Sierra Rutile Limited ("SRL" or the "Company"), Consolidated Rutile Limited ("CRL") and Nord Resources Corporation ("Nord") (CRL and Nord together, the "Guarantors") and each of the above-addressed institutions (together, the "Banks" and together with the Company and the Guarantors, the "Parties"). Capitalized terms that are not defined in this Letter Agreement shall have the meanings ascribed to them in the Forbearance Letter.

March 31, 1998
Page 2

2. (a) The Forbearance Letter expires by its terms on April 1, 1998, but SRL and the Guarantors have asked each of the Banks for additional time to endeavor to reach an agreement among all of the parties regarding repayment of the Senior Obligations (as such term is defined in the letter Agreement dated September 30, 1997 by and among the Parties). Accordingly, SRL and each Guarantor propose, effective on the date that the amounts described in Paragraph 3 below have been paid to the Banks pursuant to that paragraph, that the Forbearance Letter be amended as follows:

     (i) the definition of the term "Extended Forbearance Period" in paragraph 3(i) be amended by changing the period covered by that definition FROM "May 15, 1995 to April 1, 1998" TO "May 15, 1995 to May 15, 1998";

     (ii) paragraph 3 (iii) be amended by modifying the phrase "and in paragraph 3 of each of the Letter Agreements dated as of September 30, 1997 and December 30, 1997, in each case" (which appears after the words "Except as provided in paragraph 3 of the Letter Agreement dated as of June 30, 1997," and before the words "among the Banks, the Company and the Guarantors" at the beginning of such paragraph) to read as follows, "and in paragraph 3 of each of the Letter Agreements dated as of September 30, 1997, December 30, 1997 and March 31, 1998, in each case";

     (iii)  (A)     the amount "US$2,689,536" in the first sentence and the
     amount "US$2,688,215" in the second sentence of paragraph 4 (ii) each be changed to the following: "US$4,564,024.27 (of which, as of March 31, 1998, US$1,500,000 has already been paid to Nord)"; and

            (B) the date "April 1, 1998" in the fourth sentence of paragraph 4(ii) be changed to "May 15, 1998"; and

     (iv) the scheduled payment date for deferred principal payments in paragraph 7 be changed FROM "April 1, 1998" TO "May 15, 1998".

     (b) In addition, the Banks and Nord shall enter into a First Amendment to Pledge, Assignment and Security Agreement in the form attached as Exhibit A hereto (the "First Amendment"), which shall be effective on the date that the amounts described in Paragraph 3 below have been paid to the Banks pursuant to that paragraph, and shall change all references to the amount "US$2,688,215" contained in the Pledge, Assignment and Security Agreement dated as of February 28, 1996 among Nord, as assignor, and the Banks, as assignees, to "US$4,564,024.27 (of which, as of March 31, 1998, US$1,500,000 has already been paid to Nord)." The Banks and Nord shall also, as of such effective date, issue revised instructions to OPIC, as insurer, in the form of Exhibit B hereto reflecting such changed amount.

March 31, 1998
Page 3

3. In consideration for the Banks' agreement to the proposals set forth in the above paragraph 2, the Company shall, on or before March 31, 1998, transfer the following amounts to the Banks with respect to the period from April 1, 1998 to May 15, 1998, in accordance with the payment instructions set forth in Annex I to this letter:


                                             Interest,
     (In US$)            Principal           Fees, etc.               Total
                         ---------           ----------               -----
     CDC               $996,666.68          $ 94,615.05          $1,091,281.73
     DEG                312,500.00            46,191.41             358,691.41
     ExIm Bank          835,330.65           118,637.37             953,968.02
     IFC                645,000.00            95,339.06             740,339.06
     OPIC               962,121.22            72,137.85           1,034,259.07


aggregating the amount of US$4,178,539.29, in immediately available funds. If, and to the extent that, at any time, all or any part of any of the foregoing amounts received by any Bank is rescinded or must be returned, in whole or in part, for any reason, whether in case of the bankruptcy, insolvency or reorganization of the Company or otherwise, each Guarantor shall pay to such Bank on demand under the terms of its guaranty referred to in subparagraph 4(iii) of the Forbearance Letter, in immediately available funds, fifty percent (50%) of the amount(s) so rescinded or returned. Each Bank will apply the funds received (i) under the "Principal" column of this paragraph 3 against outstanding principal amounts immediately upon receipt, and (ii) under the "INTEREST, FEES, ETC." column of this paragraph 3 against non-principal amounts payable to it during the last forty-five days of the Extended Forbearance Period (as defined after giving effect to paragraph 2 (i) of this Letter Agreement), as and when those non-principal amounts become due. If for any reason the Extended Forbearance Period ends before May 15, 1998, each Bank will apply any unapplied amount of such funds to SRL's loan obligations to such Bank in such manner as such Bank in its sole discretion may determine.

4. The Financing Documents, the Forbearance Letter as modified by this Letter Agreement, the Pledge, Assignment and Security Agreement dated as of February 28, 1996 made by Nord in favor of the Banks (as amended and modified by the First Amendment)), the Guaranty dated as of February 28, 1996 made by Nord in favor of the Banks, the Guaranty dated as of February 28, 1996 made by CRL in favor of the Banks and each other document executed and delivered in connection with the Forbearance Letter (collectively, the "Forbearance Documents"), remain in full force and effect and the Company and each Guarantor hereby reaffirms its obligations under each thereof without any claims, set-offs, or defenses, and such documents embody the entire understanding of the Parties hereto, and supersede all prior negotiations, understandings and agreements between them with respect to the subject matter hereof. The Forbearance Letter, as modified hereby, may not be further modified in any manner, except by written agreement signed by all of the Parties hereto. This Letter Agreement may be executed in any number of counterparts, all of which, taken

March 31, 1998
Page 4

together, shall constitute one and the same instrument and any of the Parties hereto may execute this Letter Agreement by signing any such counterpart. Execution may be evidenced by an originally signed original or by a telecopied signature.

5. The Company and each Guarantor acknowledge that the Banks have no obligation to extend the expiration date of the Extended Forbearance Period beyond May 15, 1998, to enter into any further forbearances or waivers with respect to the Project, or to make further disbursements, additional loans to or investments in the Project (and the execution of this letter shall not be construed to create any such obligations). Each of the Banks specifically reserves the right to insist on strict compliance with the terms of the Forbearance Letter (as amended hereby), the other Forbearance Documents and, subject to the forbearance and releases granted under the Forbearance Documents, the Financing Documents, and the Company and each Guarantor expressly acknowledges such reservation of rights.

6. The Company and each Guarantor further acknowledge that (i) CDC, DEG, IFC, and OPIC, at the request of the Company and the Guarantors, may continue to discuss one or more proposals for repayment of the Senior Obligations and the possibility of extending additional financing o the Project; (ii) none of the CDC, DEG, IFC or OPIC have any obligation to, nor can there be any assurance that any of them will, agree to any repayment proposal or to provide additional financing to the Project; (iii) any discussions and negotiations relating to any repayment proposal or any financing or re-financing proposal for the Project were and to the extent such discussions or negotiations for any person continue or resume, during the Extended Forbearance Period will be, conducted solely to accommodate the request of the Company and the Guarantors on the express understanding that such discussions, and any payment by the Company or the Guarantors of any fees and expenses of outside counsel for any of CDC, DEG, IFC, or OPIC related thereto, in no way imply, nor do they constitute a basis for reliance, that any of CDC, DEG, IFC or OPIC will agree to any repayment proposal, will provide additional funds to the Project, will enter into any refinancing of its existing Loans, or will extend the Extended Forbearance Period beyond May 15, 1998.

7. This Letter Agreement shall be governed by the Laws of the District of Columbia, without regard to the conflict of laws principles thereof.

     Please sign and return a copy of this Letter Agreement confirming your acknowledgment and agreement with the terms hereof.


SIERRA RUTILE LIMITED


By:  /s/ BENNY BRAY                     Date:  March 30, 1998
     -------------------------               ---------------------
     Name:  Benny Bray
     Title: President

March 31, 1998
Page 5

NORD RESOURCES CORPORATION

By:  /s/ W. PIERCE CARSON               Date:  March 31, 1998
     -------------------------               ---------------------
     Name:  W. Pierce Carson
     Title: Chief Executive Officer

CONSOLIDATED RUTILE LIMITED


By:  /s/ P.J. HOUSDEN                   Date:  March 31, 1998
     -------------------------               ---------------------
     Name:  P.J. Housden
     Title: Director

March 31, 1998 Extension Letter
-------------------------------

Acknowledged and Agreed to By:
------------------------------

COMMONWEALTH DEVELOPMENT CORPORATION


By:  /s/ GRAHAM D.G. POOLE              Date:  March 31, 1998
     -------------------------               ---------------------
     Name:  Graham D.G. Poole
     Title: Investment Manager


DEG- DEUTSCHE INVESTITIONS- UND
ENTWICKLUNGSGESELLSCHAFT MBH


By:  /s/                                Date:

     -------------------------               ---------------------
     Name:
     Title:


EXPORT-IMPORT BANK OF THE UNITED STATES


By:  /s/ CLEMENT K. MILLER              Date: March 30, 1998
     -------------------------               ---------------------
     Name:  Clement K. Miller
     Title: Acting VP, Asset Management

March 31, 1998
Page 6

INTERNATIONAL FINANCE CORPORATION


By:  /s/ PHILIPPE LIETARD               Date: March 31, 1998
     -------------------------               ---------------------
     Name:  Philippe Lietard
     Title: Director, Oil, Gas and Mining Department


OVERSEAS PRIVATE INVESTMENT CORPORATION


By:  /s/ RALPH A. MATHEWS               Date: March 31, 1998
     -------------------------               ---------------------
     Name:  Ralph A. Mathews
     Title: Director, PMG/SA

                                      ANNEX I

                                PAYMENT INSTRUCTIONS


For Commonwealth Development Corporation ("CDC"):

     CDC No. 1 Account (#70297631)
     Barclays Bank plc
     54 Lombard Street
     London EC3P 3AH

For DEG- Deutsch Investitions-  und  Entwicklungsgesellschaft  mbH ("DEG"):


     Citibank New York
     Account No. 3849-2573
     Swift Citi US 33
     Reference made to P 1891 SRL  -  Forbearance December 1997

For Export-Import Bank of the United States ("ExIm Bank"):

     U.S. Treasury Department
     0210-3000-4 TREAS
     NYC/CTR/NF=/AC-4984
     OBI=EXPORT-IMPORT BANK
     DUE ON EIB CREDIT NO. 2169 and NO. 5732 Sierra Leone

For International Finance Corporation ("IFC"):

     CITIBANK, New York, New York
     For Credit to Account Number: 36085579 ABA 021000089
     International Finance Corporation / Reference # 2609 SIL

For Overseas Private Investment Corporation ("OPIC"):

     U.S. Treasury Department
     New York, NY
     ABA No. 0210-3000-4
     TREAS NYC/CTR/BNF=AC-71000001
     OBI=OPIC IG Number 636-95-324-CR

     FIRST AMENDMENT TO PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT

     FIRST AMENDMENT ("First Amendment") dated as March 31, 1998 to Pledge Assignment and Security Agreement dated February 28, 1996 by and among NORD RESOURCES CORPORATION (the "Assignor") and COMMONWEALTH DEVELOPMENT CORPORATION ("CDC"), DEG-DEUTSCHE INVESTITIONS UND ENTWICKLUNGSGESELLSCHAFT MBH ("DEG"), EXPORT-IMPORT BANK OF THE UNITED STATES ("Ex-Im"), INTERNATIONAL FINANCE CORPORATION ("IFC") and OVERSEAS PRIVATE INVESTMENT CORPORATION ("OPIC"; collectively with CDC, DEG, Ex-Im and IFC, the "Assignees"). Capitalized terms that are not defined in this First Amendment shall have the meanings ascribed to them in the Pledge Agreement.

          WHEREAS, the parties entered into the Pledge Agreement in connection with a forbearance letter dated December 15, 1995, as amended (the "Forbearance Agreement") among the Assignor, the Assignees, SRL (as hereinafter defined), and Consolidated Rutile, Inc. ("CRL"); and

          WHEREAS, Assignor, SRL and CRL have requested, and the Assignees have agreed, to further amend the Forbearance Agreement pursuant to an extension letter dated as of March 31, 1998 (the "Extension Letter"); and

          WHEREAS, in accordance with the Extension Letter, Assignor is advancing the sum of $1,875,809.28 to its fifty (50%) percent owned subsidiary, Sierra Rutile Limited ("SRL") to provide to SRL fifty (50%) percent of the funds required to make the payment of principal required under the Extension Letter in the aggregate amount of $3,751,618.55; and

          WHEREAS, Assignor has requested and Assignees have agreed that the amount being so advanced to SRL by Assignor may be added to the amount of Excess Proceeds under the terms of the Pledge Agreement.

          NOW THEREFORE, it is hereby agreed as follows:

          1. The amount "US$2,688,215" on the ninth line of the Pledge Agreement is hereby amended to read "US$4,564,024.27 (of which, as of March 31, 1998, US $1,500,000 has already been paid to Assignor)."

          2. This First Amendment shall become effective as of the date the Extension Letter becomes, by its terms, effective.

          3. Immediately upon effectiveness of this First Amendment, Assignees shall deliver a notice to OPIC, as insurer, in the form of Exhibit 1 hereto.

          4. Except as expressly provided in this First Amendment, all terms, provisions, conditions and agreements of the Pledge Agreement are and shall remain in full force and effect and are hereby ratified and confirmed by Assignor in all respects.

          5. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

          6. This First Amendment shall be governed by the laws of the District of Columbia without regard to the conflict of laws principles thereof.

                             [SIGNATURES ON NEXT PAGE]

          IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to be executed and delivered on its behalf by its duly authorized representative.

NORD RESOURCES CORPORATION


By:
   --------------------------------
Name:  W. Pierce Carson
Title: President

                                        Accepted and Agreed to By:

                                        COMMONWEALTH DEVELOPMENT CORPORATION


                                        By:
                                           ---------------------------------
                                             Authorized Representative
                                        Name:
                                        Title:

                                        DEG-DEUTSCHE INVESTITIONS-UND
                                        ENTWICKLUNGSGESELLSCHAFT mbH


                                        By:
                                           ---------------------------------
                                             Authorized Representative
                                        Name:
                                        Title:

                                        EXPORT-IMPORT BANK OF THE UNITED STATES


                                        By:
                                           ---------------------------------
                                             Authorized Representative
                                        Name:
                                        Title:

                                        INTERNATIONAL FINANCE CORPORATION


                                        By:
                                           ---------------------------------
                                             Authorized Representative
                                        Name:
                                        Title:

                                        OVERSEAS PRIVATE INVESTMENT CORPORATION, as lender


                                        By:
                                           ---------------------------------
                                             Authorized Representative
                                        Name:
                                        Title:

                    FIRST AMENDMENT TO NOTICE OF ASSIGNMENT           EXHIBIT 1




March 31, 1998

Overseas Private Investment Corporation ("OPIC"), as insurer
1100 New York Avenue, N.W.
Washington, D.C.  20527

Attention:  Julie A. Martin, Vice President

Re:  OPIC CONTRACT OF INSURANCE NO. A628

Ladies and Gentlemen:

     By letter dated February 28, 1996 (the "February 28, 1996 letter"), Nord Resources Corporation (the "Insured") notified you that it had irrevocably pledged and assigned to Commonwealth Development Corporation, DEG - Deutsche Investitions Und Entwicklungsgesellschaft mbH, Export-Import Bank of the United States, International Finance Corporation and Overseas Private Investment Corporation, as lender (collectively, the "Assignees"), and granted to the Assignees a first priority security interest in all of the insured's right to receive any and all but US$2,688,215 of amounts payable under or in connection with OPIC Contract of Insurance No. A628 and any extensions or renewals thereof or substitutions therefor (the "OPIC" Contract"), together with all proceeds thereof (collectively, the "Excess Proceeds"). You are hereby notified that the amount of "Excess Proceeds" (as such term is defined in the February 28, 1996 letter) has been changed from US$2,688,215 to US$4,564,024.27 (of which, as of March 31, 1998, $1,500,000 has already been paid to Insured). Except as amended hereby, the February 28, 1996 letter shall remain in full force and effect and unmodified.

     This First Amendment to Notice of Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this First Amendment to Notice of Assignment by signing any such countepart.

                                             Sincerely yours,

                                             COMMONWEALTH DEVELOPMENT
                                             CORPORATION

                                             By:                      Date:
                                                ---------------------
                                                Name:
                                                Title:

                                             DEG-DEUTSCHE INVESTITIONS UND
                                             ENTWICKLUNGSGESELLSCHAFT MBH

                                             By:                      Date:
                                                ---------------------
                                                Name:
                                                Title:

                                             EXPORT-IMPORT BANK OF THE UNITED
                                             STATES

                                             By:                      Date:
                                                ---------------------
                                                Name:
                                                Title:

                                             INTERNATIONAL FINANCE CORPORATION

                                             By:                      Date:
                                                ---------------------
                                                Name:
                                                Title:

                                             OVERSEAS PRIVATE INVESTMENT
                                             CORPORATION

                                             By:                      Date:
                                                ---------------------
                                                Name:
                                                Title:

                                             ACCEPTED AND AGREED TO:

                                             NORD RESOURCES CORPORATION

                                             By:                      Date:
                                                ---------------------
                                                Name:   W. Pierce Carson
                                                Title:  Chief Executive Officer

                              ACKNOWLEDGMENT AND CONSENT

OPIC, as insurer, hereby acknowledges receipt of the First Amendment to Notice of Assignment dated March 31, 1998 and agrees that the amount of Excess Proceeds, as such term is used in the Acknowledgment and Consent executed and delivered by OPIC in connection with the Notice of Assignment dated February 28, 1996 from Nord Resources Corporation, as Insured ("Nord"), to OPIC, as Insurer, shall be changed from US$2,688,215 to US$4,564,024.27 (of which, as of March 31, 1998, US$1,500,000 has already been paid to Nord).

     Notwithstanding the foregoing consent, nothing contained herein shall in any way indicate or imply that a valid claim now or hereafter exists under the OPIC Contract, or that any amount will at any time be payable thereunder, and OPIC, as insurer, shall not be deemed to have waived, nor shall it be estopped from asserting, any defenses to any claim made at any time (including without limitation, any pending claim) under the OPIC Contract.

                                        OVERSEAS PRIVATE INVESTMENT
                                        CORPORATION, as insurer


                                        By:
                                           ---------------------------------
                                             Authorized Representative
                                        Name:
                                        Title: